                                                                 EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Ansoft Corporation (the "Company") on Form 10-Q for the quarter ended January 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:


(1) The Report fully complies with requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: February 18, 2005



                            By: /s/ Nicholas Csendes
                                -----------------------------
                                Nicholas Csendes
                                President and Chief Executive Officer

Date:  February 18, 2005

                            By: /s/ Thomas A.N. Miller
                                -----------------------------
                                Thomas A.N. Miller
                                Chief Financial Officer


This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.